CERTIFICATION OF PRINCIPAL EXECUTIVE OFFICER
PURSUANT TO SECTION 906 OF THE
SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of Bernard, Allan & Edwards, Inc. (the "Company")on Form 10-KSB for the year ended December 31, 2002 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I Michael B. MacLaughlin, Chief Executive Officer and Acting Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

 (1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

 (2) The information contained in this Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


/s/ Michael B. McLaughlin

Michael B. McLaughlin
Chief Executive Officer, Acting Chief Financial Officer
January 9, 2004